Exhibit 99.1

1 Investor Presentation September 12, 2013
2 Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express management's current expectations, forecasts of future events or long-term-goals and, by their nature, are subject to assumptions, risks and uncertainties. Actual results could differ materially from those indicated. Farmers National Banc Corp. ("Farmers") refers you to its periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the period ended June 30, 2013 which have been filed with the Securities and Exchange Commission and are available on Farmers' website (www.farmersbankgroup.com) and on the Securities and Exchange Commission's website (www.sec.gov), for additional discussion of these assumptions, risks and uncertainties. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Core Deposits" and "Pre-tax, Pre-provision Earnings". Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company's deposit profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Core Deposits" and "Pre-tax, Pre- provision Earnings", this presentation may not be comparable to other similarly titled measures as calculated by other companies.
3 Overview NASDAQ: FMNB Headquarters: Canfield, Ohio Stock Price: (8-30-13) $6.18 Market Cap: $115.0 million Dividend (yield): $0.12 (1.9%) 2012 Year-end Highlights 2012 Year-end Highlights Revenue $48.4 million Net Income $9.9 million Net Income per Diluted Share $0.53 Book Value $6.43 Total Assets $1.14 billion Total Deposits $919.0 million Cash Dividends $3.4 million
4 Who We Are Leading community bank in Ohio with deposit market share in the top ten in the counties we operate in Founded over 126 years ago 19 branches and 19 ATMs Sound franchise with many opportunities for growth Profitable throughout cycle and growing tangible book value per share Diversified and growing revenue streams Compelling valuation: 1.06x of tangible book value 10.7x LTM pre-tax pre-provision earnings 12.9x LTM EPS 1.9% dividend yield
5 Rated one of the Top 200 Community Banks in 2013, by American Banker Magazine for the second consecutive year 5-Star, Superior Rating from the Bauer Financial Group - the highest rating awarded by the financial group. Listed in Top 100 Best Banks, $1B - $5B, as scored by Bank Director Magazine , July 2013 97% Customer Satisfaction Rate, according to an Independent Research Study Farmers' Texas Ratio, 6.4%, remains lower than similarly-sized banks and Mid-west banks Growing Franchise *As of June 30, 2013
6 Operating in Mahoning Valley Compelling Demographics Approximately 75 - 100 miles from Cleveland, Pittsburgh & Erie 6.8 million people 18 Fortune 500 company world headquarters 95 colleges and universities campus locations Northeast Ohio's manufacturing productivity is on track to outpace the rest of the nation by 10 percent as early as 2015, according to a report released by Team Northeast Ohio. Land acquisition, construction and labor costs are significantly below national averages.

Attractive Deposit Franchise – Deposit Market Share by MSA & County

FARMERS NATIONAL BANC CORP.

- Opportunity for growth with approximately 10.42% deposit market share in the Mahoning Valley
  - Large regional competitors lack focus
  - Community competitors inwardly focused

Tri-County Top 10

2012 Rank	Company	Branches	Dep. ($000)	Market Share
1	Huntington National Bank	46	2,122,663	24.92
2	Home Savings and Loan Co. of Youngstown	21	1,222,823	14.35
3	First Place Bank	19	1,139,655	13.38
4	PNC Bank NA	23	915,759	10.75
5	**Farmers National Bank of Canfield**	**19**	**887,709**	**10.42**
6	JPMorgan Chase Bank NA	20	835,681	9.81
7	Cortland Savings and Banking Co.	9	363,712	4.27
8	First National Bank of Pennsylvania	8	284,239	3.34
9	RBS Citizens NA	6	175,096	2.06
10	KeyBank NA	6	159,914	1.88
	Total for Institutions in the Market	**193**	**8,518,901**	**100.00**

Columbiana Top 10

2012 Rank	Company	Branches	Dep. ($M)	Market Share
1	Huntington National Bank	11	337,688	24.35
2	Home Savings and Loan Co. of Youngstown	7	314,980	22.71
3	**Farmers National Bank of Canfield**	**4**	**139,152**	**10.03**
4	PNC Bank NA	6	138,417	9.98
5	JPMorgan Chase Bank NA	3	103,197	7.44
6	Consumers National Bank	3	95,180	6.86
7	1st National Community Bank	4	87,698	6.32
8	CFBank	2	76,276	5.50
9	RBS Citizens NA	1	46,304	3.34
10	KeyBank NA	1	45,743	3.30
	Total for Institutions in the Market	**44**	**1,386,922**	**100.00**

Mahoning Top 10

2012 Rank	Company	Branches	Dep. ($M)	Market Share
1	Huntington National Bank	19	1,243,416	29.08
2	Home Savings and Loan Co. of Youngstown	10	763,723	17.86
3	**Farmers National Bank of Canfield**	**8**	**546,476**	**12.78**
4	PNC Bank NA	10	541,515	12.66
5	First Place Bank	11	441,846	10.33
6	JPMorgan Chase Bank NA	7	361,986	8.46
7	First National Bank of Pennsylvania	5	200,097	4.68
8	KeyBank NA	4	80,168	1.87
9	RBS Citizens NA	2	60,466	1.41
10	Cortland Savings and Banking Co.	2	35,538	0.83
	Total for Institutions in the Market	**79**	**4,276,364**	**100.00**

Trumbull Top 10

2012 Rank	Company	Branches	Dep. ($M)	Market Share
1	First Place Bank	8	697,809	24.44
2	Huntington National Bank	16	541,559	18.96
3	JPMorgan Chase Bank NA	10	370,498	12.97
4	Cortland Savings and Banking Co.	7	328,174	11.49
5	PNC Bank NA	7	235,827	8.26
6	**Farmers National Bank of Canfield**	**7**	**202,081**	**7.08**
7	Home Savings and Loan Co. of Youngstown	4	144,120	5.05
8	First National Bank of Pennsylvania	3	84,142	2.95
9	RBS Citizens NA	3	68,326	2.39
10	Home FS&LA of Niles	1	62,183	2.18
	Total for Institutions in the Market	**70**	**2,855,615**	**100.00**

Note: Deposit data as of June 30, 2012 Source: SNL
8 Increasing Shareholder Value Stable Dividend Policy Always paid a quarterly cash dividend Current yield 1.9% Two $0.03 per share special cash dividends declared in 2012 Dividend payout in 2012 was 34.1% of net income Stock Up 72% Since '08 *As of August 30, 2013
9 Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile ,Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator ,Ohio's Economic Impact Study - September, 2011 & 2012 Industrial Growth Returning to The Valley Steelmaker Vallourec's $650 million expansion - 350 jobs created. ($57 million Finishing Plant) Exterran $13 million plant - Approximately 100 jobs will be created once production begins. General Motors announced in August 2012 a three-year commitment and an investment of more than $200 million to manufacture the all-new Chevrolet Cruze at the Lordstown Assembly Plant, retaining about 4,500 jobs in the Valley Growing Interest in Utica Gas Formation Development Since 2011, 832 horizontal well permits have been issued and 466 wells drilled in eastern Ohio's Utica shale. 122 of those wells are now in production, ODNR reports. Pennant Midstream, LLC constructing $300 million pipeline and natural gas processing plant in eastern Mahoning County. The Hickory Bend Pipeline System and associated cryogenic gas- processing plant is expected to be operational by the end of 2013. Ohio's Natural Gas/Crude Oil Exploration Production Industry and the Utica Gas Formation impact: Jobs (204,000 created or supported by 2015) Income (Economic Output will increase by over $22 billion by 2015) Mahoning Valley Growth Opportunities
10 Performance-driven culture Advancing automation and use of technology Metrics-oriented accountability Scaling organization to support growth Diligent risk management Expand fee-based business Integrate sales efforts Continue to drive name awareness Unification of brand Top graded talent to drive performance growth De novo expansion and strategic acquisitions Customer intimacy/decisions close to customer Identify target markets and customer segments Lead with commercial business/expand wallet share Acquire Share of Market/Share of Customer Operational Excellence Risk Management Evolve Trust, Insurance & Financial Services Brand Development Talent Farmers' Strategy for Growth
11 Farmers' Family Billboard
Established and experienced management team with over 243 years of combined experience, 117 of which has been with Farmers. Experienced Management Team * Includes years with Butler Wick Trust Company
13 Focus for Growth Continued organic growth in current markets Growth opportunities in new markets with Private Banking, Trust and Investments Targeted acquisitions include fee-based business and banks Target Metrics for Acquisition Accretive to earnings near term (excluding one-time changes) Manageable initial tangible book value dilution recoverable near term Growth of fee revenue to 30+% of total revenue A compelling IRR in low double digits Must enhance shareholder value Must sustain our culture Not materially change our investment merits Sustain our TCE and regulatory ratios Growth Focus and Target Metrics
14 Butler Wick Trust Company Acquisition Acquired for cash on March 31, 2009 Only locally owned trust company in the Mahoning Valley Rebranded to Farmers Trust Company Assets increased approximately 67% since acquisition Contributed $5.5 million to non-interest income in 2012 National Associates, Inc. Acquisition Acquired on July 1, 2013 from owner for cash and stock A leading independent consultant to retirement plans. Offers actuarial, plan design, compliance and administrative services Located in Cleveland, Ohio 200 retirement plans with assets under administration of $500 million Expected to be accretive to earnings immediately Acquisitions to Enhance Fee-Based Revenue
15 Meaningfully profitable every quarter during this cycle High net interest margin which has exceeded Midwest banks1 peer average 3.63% June 30, 2013 3.65% YTD Strong record of profitability Average ROAA and ROAE from 2007 through 2012 of 0.78% and 8.53%, respectively ROAA impacted by investment into new markets and services such as private client services Continue to invest in operations to support ongoing growth, yet maintain a strong balance sheet Historical Operating Results 1 Selected Capital & Credit Quality Banks with Assets $800 Million - $2.0 Billion; No TARP; TCE / TA >= 7.0%; NPAs / Assets < 2.5% and Positive LTM Net Income Source: SNL Financial
16 Higher Non-interest Income Offsets Lower Net Income Noninterest income for the three months ended June 30, 2013 increased 14.3% from same quarter of 2012 122 consecutive quarters of positive earnings Net income for three months ended June 30, 2013 is $1.9 million compared to $2.3 million for same quarter of 2012 Strong Capital Levels Tier 1 Leverage Ratio improved to 9.64% from 9.44% at June 30, 2012 Tangible common equity ratio at June 30, 2013 remains strong at 9.71% Stable Asset Quality Non-performing loans decreased from $9.9 million at June 30, 2012 to $8.1 million at June 30, 2013 Non-performing assets to total assets decreased from 0.92% at June 30, 2012 to 0.75% at June 30, 2013 Continued Strong Results - Overview of Q2 2013
17 Acquisition of Trust Company increased non-interest income by 10.72% since first quarter 20091 Growing and Diverse Revenue Stream Note: Revenue defined as net interest income plus non-interest income; Excludes $1.1MM net gain on securities 1 Calculated as Q4 2012 trust revenue / Q1 2009 total revenue (CHART) (CHART) (CHART)
18 Diverse loan mix No national lending No sub-prime lending Farmers' practice is to lend primarily within its market area Less than 1% of loan portfolio is participations purchased Less than 2% of loan portfolio is construction loans Loan Portfolio Mix - June 30, 2013 Overview of Loan Portfolio Note: Dollars in thousands (CHART) (CHART)
19 Excellent Asset Quality Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring 6/30/2013 Nonaccrual loans $7.2 Accruing loans past due 90 days or more 0.9 OREO 0.3 Total nonperforming assets (NPAs) $8.4 Troubled Debt Restructuring (TDR) $7.4 Loans 30-89 days delinquent 2.5 Gross portfolio loans 596.8 Loans held for sale (HFS) 4.6 Allowance for loan losses (ALL) 7.6 Total Assets $1,123.5 NPLs & 90 days past due/Gross loans (excl. HFS) 1.35% NPAs/Total Assets 0.75% TDR/Gross loans (excl. HFS) 1.24% 30-89 days delinquent/Gross loans (excl. HFS) 0.42% ALL/NPLs & 90 days past due 93.95% ALL/Gross loans (excl. HFS) 1.27% (CHART) (CHART)

FMNB Comparative Valuation

- Relative to similar sized Midwest banks and similar quality Nationwide banks, FMNB is undervalued

Financial Data for the Period Ended June 30, 2013

	Condition and Performance Metrics											Valuation Metrics				
	TCE/ TA (%)	LTM ROAA (%)	LTM NIM (%)	LTM PTPP[3]/ ROAA (%)	Loans/ Dep. (%)	Core Dep/ Tot Dep (%)	NPAs/ Assets (%)	NPL/ Loans (%)	Res./ Loans (%)	Res./ NPLs (%)	Texas Ratio[4] (%)	Price/ Tan. Book (x)	Core Dep. Prem. (%)	Price/ LTM PTPP[3]/ (x)	Price/ LTM EPS (x)	LTM Div. Yield (%)
Peers																
Midwest Banks[1]	7.29	0.94	3.40	1.28	79.8	88.3	1.56	1.69	1.73	100.1	17.7	1.30	3.6	7.2	12.6	1.60
Similar Quality National Banks[2]	10.52	0.98	4.17	1.56	81.8	87.1	1.04	1.03	1.59	151.6	8.9	1.45	6.0	9.7	14.5	1.72
NASDAQ: FMNB	9.71	0.79	3.70	1.09	66.2	90.3	0.66	1.20	1.26	105.8	6.4	1.06	0.8	9.3	12.9	2.42

Note: Peer data is the median value for the peer group; market data is as of August 13, 2013; all asset quality ratios exclude troubled debt restructurings

[1] Selected Midwest Banks with Assets $800 Million - $2.0 Billion and traded on the NASDAQ, NYSE and NYSE AMEX exchanges (excludes OTCBB and Pink Sheet traded banks). Includes: OSBC, PEBO, FFKT, HBNC, BKYF, MOFG, MCBC, FBMI, WTBA, MFSF, MBWM, FBIZ, LNBB, ATLO, HWBK, MBTF, PBIB, LCNB, FFKY, and CBIN)

[2] Selected Capital & Credit Quality Banks with Assets $1.0 Billion - $2.0 Billion; No TARP; TCE / TA >= 8.5%; NPAs / Assets < 2.0%, Positive LTM ROAA and traded on the NASDAQ, NYSE and NYSE AMEX exchanges (excludes OTCBB and Pink Sheet traded banks). Includes: PSTB, IBTX, GBNK, MOFG, WBCO, MCBI, PPBI, FUBC, BBNK, PCBK, BMRC, HFWA, HTBK, MBWM, BHB, CACB, AMNB, CUNB, CHMG, CZNC, PWOD, ATLO, NRIM, HEOP, NKSH, ACNB, CNOB, MNRK, and HOME)

[3] Last 12 months pre-tax, pre-provision earnings

[4] Texas Ratio calculated as: NPAs (Excluding troubled debt restructurings) & 90+ DPD / Tangible Common Equity + Reserves

Source: SNL Financial

20
21 Supplemental Information

GAAP to Non-GAPP Reconciliation

FARMERS
NATIONAL BANC CORP.

Reconciliation of Common Stockholders' Equity to Tangible Common Equity

	June 30, 2013	March 31, 2013	Dec 31, 2012	Sept 30, 2012	June 30, 2012
Stockholders' Equity	$114,316	$120,576	$120,792	$121,008	$118,938
Less Goodwill and other intangibles	5,836	5,934	6,032	6,134	6,237
Tangible Common Equity	$108,480	$114,642	$114,760	$114,874	$112,701

Reconciliation of Total Assets to Tangible Assets

	June 30, 2013	March 31, 2013	Dec 31, 2012	Sept 30, 2012	June 30, 2012
Total Assets	$1,123,489	$1,143,099	$1,139,695	$1,132,746	$1,116,833
Less Goodwill and other intangibles	5,836	5,934	6,032	6,134	6,237
Tangible Assets	$1,117,653	$1,137,165	$1,133,663	$1,126,612	$1,110,596

Reconciliation of Income Before Taxes to Pre-Tax, Pre-Provision Income

	For the Three Months Ended					For the Six Months Ended	
	June 30, 2013	March 31, 2013	Dec 31, 2012	Sept 30, 2012	June 30, 2012	June 30, 2013	June 30, 2012
Income before income taxes	$2,272	$2,500	$3,462	$3,247	$2,968	$4,772	$6,278
Provision for loan losses	170	255	0	325	400	425	400
Pre-tax, pre-provision income	$2,442	$2,755	$3,462	$3,572	$3,368	$5,197	$6,678

22

23 Consolidated Statements of Income Consolidated Statements of Income For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Three Months Ended For the Six Months Ended For the Six Months Ended For the Six Months Ended June 30, March 31, Dec 31, Sept 30, June 30, June 30, June 30, Percent 2013 2013 2012 2012 2012 2013 2012 Change Total interest income $10,273 $10,266 $10,691 $10,630 $10,903 $20,539 $21,789 -5.7% Total interest expense 1,234 1,298 1,435 1,529 1,583 2,532 3,248 -22.0% Net interest income 9,039 8,968 9,256 9,101 9,320 18,007 18,541 -2.9% Provision for loan losses 170 255 0 325 400 425 400 6.3% Other income 3,225 2,875 3,671 3,367 2,821 6,100 5,540 10.1% Other expense 9,822 9,088 9,465 8,896 8,773 18,910 17,403 8.7% Income before income taxes 2,272 2,500 3,462 3,247 2,968 4,772 6,278 -24.0% Income taxes 404 495 825 758 682 899 1,472 -38.9% Net income $1,868 $2,005 $2,637 $2,489 $2,286 $3,873 $4,806 -19.4%
24 Consolidated Statements of Financial Condition Consolidated Statements of Financial Condition Consolidated Statements of Financial Condition June 30, March 31, Dec 31, Sept 30, June 30, 2013 2013 2012 2012 2012 Assets Cash and cash equivalents $26,587 $57,312 $37,759 $79,494 $75,559 Securities available for sale 443,833 439,540 464,088 429,845 420,147 Loans held for sale 4,612 4,330 3,624 4,574 3,718 Loans 596,838 592,520 586,592 572,903 572,453 Less allowance for loan losses 7,590 7,508 7,629 8,625 9,048 Net Loans 589,248 585,012 578,963 564,278 563,405 Other assets 59,209 56,905 55,261 54,555 54,004 Total Assets $1,123,489 $1,143,099 $1,139,695 $1,132,746 $1,116,833 Liabilities and Stockholders' Equity Deposits $901,886 $915,855 $919,009 $900,138 $886,593 Other interest-bearing liabilities 101,589 101,659 90,309 107,358 107,048 Other liabilities 5,698 5,009 9,585 4,242 4,254 Total liabilities 1,009,173 1,022,523 1,018,903 1,011,738 997,895 Stockholders' Equity 114,316 120,576 120,792 121,008 118,938 Total Liabilities and Stockholders' Equity $1,123,489 $1,143,099 $1,139,695 $1,132,746 $1,116,833